DESIGN AND MANUFACTURING AGREEMENT
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(A) PREFACE

TRANSPORTATION SAFETY LIGHTS, INCORPORATED HAS PRESENTED A PRODUCT CONCEPT TO LIGHTING & ELECTRONIC DESIGN, INC. ("LED"), A NEVADA COOPERATION. THE INTENT OF THIS AGREEMENT IS TO STATE THE TERMS AND COVENANTS THAT HAVE BEEN MUTUALLY AGREED TO BY BOTH TRANSPORTATION SAFETY LIGHTS, INCORPORATED, AND LIGHTING & ELECTRONIC DESIGN, INC. AS PERTAINING SOLELY TO THE PRODUCT AS PRESENTED.

(B) GLOSSARY

LIGHTING & ELECTRONIC DESIGN, INC. , FOR THE PURPOSE OF THIS
AGREEMENT LIGHTING & ELECTRONIC DESIGN, INC WILL BE REFERRED
TO AS THE SOLE MANUFACTURER OR DESIGNER.

TRANSPORTATION SAFETY LIGHTS, INC.. FOR THE PURPOSES OF THIS
AGREEMENT TRANSPORTATION SAFETY LIGHTS, INCORPORATED WILL BE
REFERRED TO AS THE PRINCIPAL OWNER.

THE RIGHT LIGHT
THE RIGHT LIGHT IS A PRELIMINARY NAME ASSIGNED TO THE
PRODUCT AS PRESENTED TO LIGHTING & ELECTRONIC DESIGN, INC.
BY, TRANSPORTATION SAFETY LIGHTS, INCORPORATED, FOR THE
PURPOSE OF THIS AGREEMENT THE RIGHT LIGHT WILL BE REFERRED
TO AS THE PRODUCT.

(C) INTENT OF AGREEMENT

TRANSPORTATION SAFETY LIGHTS, INCORPORATED, AND LIGHTING AND ELECTRONIC DESIGN, INC. (THE "PARTIES") DESIRE TO ESTABLISH A RELATIONSHIP WHERE AS LIGHTING AND ELECTRONIC DESIGN WILL PROVIDE TRANSPORTATION SAFETY LIGHTS INCORPORATED THE PROPRIETARY DESIGN INFORMATION RELTAED TO THE PRODUCT, IN EXCHANGE FOR THE RIGHTS TO BE THE EXCLUSIVE MANUFACTURE OF THE PRODUCT. FURTHERMORE, THIS AGREEMENT WILL OUTLINE AN OPTIONAL PROGRAM THAT WOULD INVOLVE THE FORMATION OF A THIRD PARTY JOINT VENTURE DIRECTED TO THE MARKETING, AND MANUFACTURING OF THE PRODUCT.

(D) PRODUCT DESCRIPTION

THE PRODUCT AS PERTAINING TO THIS AGREEMENT IS INTENDED TO USED AN ILLUMINATED WARNING SIGN. THIS PRODUCT IS INTENDED FOR MARKETING TO THE COMMERCIAL TRUCKING INDUSTRY. THE SIGN IS A SUPPLEMENTARY WARNING DEVICE DESIGNED TO ADVISE, AND CAUTION DRIVERS OF THE DANGER ASSOCIATED WITH THE WIDE RIGHT TURNS REQUIRED BY SIMI TRAILER TRUCKS.

(E) PATENT RIGHTS AND ASSIGNMENT

SHOULD OWNER WISH TO PURSUE THE PATENT ON THIS PRODUCT, AND ITS ASSOCIATED TECHNOLOGY , OWNER WILL BE RESPONSIBLE WITH ALL COSTS ASSOCIATED WITH THE CREATION, FILING, AND ASSIGNMENTS OF THE PATENT. THE PATENT WILL BE ISSUED IN THE NAME OF THE MANUFACTURER, AND THIS EXCLUSIVE ASSIGNMENT OF THE PATENT WILL BE IN THE NAME OF TRANSPORTATION SAFETY LIGHTS INCORPORATED.




(F) MARKETING

THE OWNER HAS THE RIGHT TO SELECT, AND CONTRACT A MARKETING
COMPANY OF HIS CHOICE.

(G) DESIGN

PHASE I DESIGN

THE DESIGN OF THE PRODUCT WILL BE ACCOMPLISHED IN TWO
PHASES.  THE FIRST PHASE INVOLVES THE ESTABLISHMENT OF THE
FINALIZED CRITERIA AS ASSOCIATED WITH THE PRODUCT.  THIS
CRITERIA WILL CONSIST OF THE FOLLOWING:

  1.   PROPOSED ILLUMINATION CONCEPT, THIS CONCEPT WILL BE
     DEMONSTRATED TO THE OWNER VIA A CONCEPTUAL PROTOTYPE OF THE
     LIGHT SOURCE DESIGN.

  2.   PROPOSED MOUNTING, AND PLACEMENT CONFIGURATION OPTIONS.

  3.   PROPOSED BASE TEXT, AS WELL AS OPTIONS.

  4.   INITIAL PRODUCT PRODUCTION BUDGETS, THIS WILL SEPARATE
     THE COSTS ASSOCIATED WITH SET UP, AS WELL AS PRODUCTION.
     THIS WILL BE CONSIDERED A PRELIMINARY BUDGET.

PHASE II DESIGN

UPON APPROVAL BY OWNER OF ITEMS AS DEIFNED IN PHASE ONE,
DESIGNER WILL PROCEED WITH PHASE II PER THE CRITERIA AS
DEFINED BELOW:

  1. REVISE AND FINALIZE ALL ITEMS AS DEFINED IN PHASE I REVIEW. THESE DETAILS WILL CONISST OF ALL NECESSARY DRAWINGS AS REQUIRED TO INITIATING THE BID PHASE OF THE PRODUCT DEVELOPMENT. THE DESIGNER WILL PRESENT OWNER WITH (3) BIDS FROM SUPPLIERS AS REQUIRED FOR TOOLING, AND PROCUREMENT OF ASSOCIATED COMPONENTS.

  2.   PRESENT OWNER WITH REVISED FINAL BUDGET FIGURES.

  3.   PROVIDE OWNER WITH PROPOSAL FOR INITIAL UNIT IN THE
     250, AND 500 QUANTITY, THIS PROPOSAL WILL DEFINE ACTUAL COSTS OF THE PRODUCT. THE TERMS OF THIS PROPOSAL REQUIRE THAT THE OWNER ADVANCE A PAYMENT TO THE MANUFACTURER EQUAL TO THE PRODUCT'S DIRECT COST. THE BALANCE OF THE PAYMENT WILL BE MADE UPON COMPLETION OF THE PRODUCTION RUN. THE COST OF THE UNIT TO THE OWNER WILL BE IN LINE WITH STANDARDS AND PROFIT MARGINS ASSOCIATED WITH NORMAL MANUFACTURER PROFIT MARGINS.

  4. THE DESIGN AS PER PHASE 1, AND PHASE II OF THIS AGREEMENT WILL BE PERFORMED AT NO COST TO THE OWNER. THE WAVER OF ASSOCIATED DESIGN COSTS IS BEING MADE IN EXCHANGE FOR EXCLUSIVE MANUFACTURING RIGHTS AS RELATED TO THIS PRODUCT. THE MANUFACTURER HAS THE RIGHT TO ASSIGN, OR SUPPLEMENT IT'S MANUFACTURING CAPABILITIES WITH OUTSIDE SOURCES AT ITS OWN DISCRETION IF DEEMED BENEFICIAL TO THE OWNER.

        1. THE OWNER WILL ADVNACE ALL DIRECT SET UP COSTS UPON EXECUTION OF THIS AGREEMENT. THESE COSTS WILL BE PER DETAIL IN DESIGN PHASE II. THESE COSTS ARE DIRECTLY RELATED TO TOOLING, AND SET UP. THESE COSTS ARE ESTIMATED TO NOT EXCEED $5000.000. THE OWNER WILL BE RESPONSIBLE FOR NO OTHER COSTS ASSOCIATED WITH THE DESIGN PHASE OF THIS AGREEMENT.

        2.   THE OWNER AGREES TO PROVIDE THE COSTS AS ASSOCIATED
          WITH THE MANUFACTURING OF THE INITLA PRODUCT PER DESIGN PHASE II PARAGRAPH 3. THESE COSTS WILL BE ADVANCED TO MANUFACTURER AT THE TIME OF EACH ORDER PLACED. THE BALANCE OF THE ORDER WILL BE DUE AND PAYABLE UPON COMPLETION OF PRODUCTION.

        3.   THE OWNER AGREES TO EXECUTE A NON COMPETITION, NON
          DISCLOSURE AGREEMENT WITH THE MANUFACTURER AS AN ADDENDUM TO THIS AGREEMENT.

(H). INSURANCE COVERAGE

LED SHALL MAINTAIN AT ITS OWN GENERAL PRODUCT LIABILITY INSURANCE FOR THE PRODUCTS, AND GENERAL BUSINESS COVERAGE, INCLUDING WORKERS COMPENSATION, BUSINESS LIABILITY AND EQUIPMENT COVERAGE, IN THE LEGAL REQUIRED AMOUNT, SHOULD OWNER DESIRE TO INCREASE THE AMOUNT OF COVERAGE, THE ADDITION TO THE PREMIUM WILL BE AT THE EXPENSE OF THE OWNER. LED SHALL PROVIDE OWNER WITH EVIDENCE OF AFORESAID INSURANCE SHOWING THE EXTENT OF THE COVERAGE AND THE ADDITION OF OWNER AS AN ADDITIONAL INSURED. LED SHALL HOLD HARMLESS AND INDEMNIFY OWNER FOR ANY CLAIMS RELATING TO THE OPERATION OF THE LED PLANT OR THE PRODUCTION OF THE PRODUCTS.

(I) MUTUAL AGREEMENT TO MODIFY TERMS OF THIS MANUFACTURING
AGREEMENT.

BOTH THE MANUFACTURER AND THE OWNER HAVE MUTUALLY AGREED TO
MODIFY THE STRUCTURE OF THIS AGREEMETN TO CREATE A THIRD
PARTY ENTITY.  THIS ENTITY WILL BE IN THE FORM OF A JOINT
VENTURE.  THE INTENT OF THIS JOINT VENTURE WILL BE TO
OPTIMIZE THE MANUFACTURING, AND MARKETING OF THE "PRODUCT".
THE OWNERSHIP OF THIS JOINT VENTURE WILL BE EQUALLY DIVIDED
BETWEEN BOTH PARTIES.

  A.   THIS JOINT VENTURE AGREEMENT WILL BE FORMALIZED WITH
    IN A SIX MONTH PERIOD AFTER THE RELEASE OF THE FIRST
    PURCHASE ORDER PER THIS AGREEMENT.

  B.   THIS AGREEMENT TO FORM A JOINT VENTURE CAN ONLY BE
    CANCELLED BY MUTUAL CONSENT OF BOTH PARTIES.  THE JOINT
    VENTURE WOULD BE BASED ON EQUAL OWNERSHIP BETWEEN BOTH
    PARTIES.  SHOULD BOTH PARTIES MUTUALLY AGREE TO ABANDON
    THE FORMATION OF THE JOINT VENTURE, THE AGREEMENT AS
    RELATED TO THE RIGHTS FOR EXCLUSIVE MANUFACTURING WILL
    REMAIN FULLY IN FORCE.

(I) TERMINATION FO AGREEMENT.

THIS AGREEMENT MAY BE TERMINATED FOR CAUSE BY EITHER OF THE
PARTIES UPON NINETY (90) DAYS' WRITTEN NOTICE TO THE OTHER
PARTY, WHICH NOTICE SHALL SPECIFY THE CAUSE FOR SUCH
TERMINATION.

"CAUSE" AS USED HEREIN SHALL INCLUDE ONLY ITEMS AS LISTED:

A. FAILURE OF ANY OF THE PARTIES OR THEIR RESPECTIVE
REPRESENTATIVES TO PERFORM ITS OR THEIR DUTIES UNDER THE
AGREEMENT;

B. BREACH OF ANY OF THE TERMS OF THE AGREEMENT BY ANY PARTY
OR MANAGER; OR

C. INSOLVENCY OF ANY OF THE PARTIES OR THE OCCURRENCE OF ANY
EVENT THAT WOULD MAKE IT IMPOSSIBLE FOR ONE OF THE PARTIES
TO CARRY OUT THE AGREEMENT.

D. ANY ACT INVOLVING A VIOLATION OF A PARTY'S OR MANAGER'S
FIDUCIARY DUTY TO ANOTHER PARTY OR MANAGER.

"REMEDIES" UPON BREACH.
IN THE EVENT OF A BREACH OF THE AGREMENT BY EITHER PARTY, THE NON-BREACHING PARTY MUST IN GOOD FAITH SEED MEDIATION OR ANY OTHER MEANS OF CONFLICT RESOLUTION TO RESOLVE THE DISPUTE BEFORE BRINGIN SUIT IN A COURT OF LAW OR EQUITY. THIS PROHIBITION AGAINST FILING SUIT EXPIRES AFTER THE BREACHING PARTY HAS RECEIVED NINETY (90) DAYS' NOTICE OF CAUSE FOR TERMINATION OF THE AGREEMENT AS PROVIDED IN THIS SECTION.

(J)GOVERNING LAW AND VENUE.

THE PARTIES AGREE THAT THE AGREEMENT SHALL BE GOVERNED BY
THE LAWS FO THE STATE OF NEVADA.,


(K) MISCELLANEOUS.

A. ATTORNEYS' FEES. IN THE EVENT ANY PARTY BRINGS AN ACTION TO ENFORCE ANY PROVISION OF THIS AGREEMENT, WHETHER SUCH ACTION IS AT LAW, IN EQUITY, OR OTHERWISE, AND SUCH PARTY PREVAILS IN SUCH ACTION, SUCH PARTY SHALL BE ENTITLED, IN ADDITION TO ANY OTHER RIGHTS OR REMEDIES AVAILABLE TO IT, TO COLELCT FROM THE NON-PREVAILING PARTY THE REASONABLE COSTS AND EXPENSES INCURRED IN THE INVESTIGATION PRECEDING SUCH ACTION AND THE PROSECUTION OF SUCH ACTION, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES AND COURT COSTS.

B. NOTICES.  WHENVER THIS AGREEMENT OR ANY OTHER LAW
REQUIRES A PARTY TO GIVE NOTICE TO ANOTHER PARTY, SUCH
NOTICE SHALL BE IN WRITING, BY FIRST CLASS MAIL, ADDRESSED
TO THE OTHER PARTY AT ITS PRINCIPAL LOCATION.

  1.   ADDRES OF RECORD FOR TRANSPORTATION SAFETY LIGHTS, INC.
     IS:

           TRANSPORTATION SAFETY LIGHTS, INCORPORTED
           2075 PALM ST. SUITE-D
           LAS VEGAS, NEVADA 89104

  2.   ADDRESS OF RECORD FOR LIGHTING & ELECTRONIC DESIGN,
     INC.

           LIGHTING & ELECTRONIC DESIGN, INC.
           141 CASSIA WAY SUITE-B
           HENDERSON, NV 89014


TRANSPORTATION SAFETY LIGHTS, INC.

BY: /s/ Chuck Keller
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DATE: 3-21-01

CHUCK KELLER
ITS: PRESIDENT

LIGHTING & ELECTRONIC DESIGN, INC.

BY: /s/ Janie Lynn
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DATE: 3-21-01

JANIE LYNN
ITS: PRESIDENT